EXHIBIT 10


                               ROGERS & WELLS LLP
                                200 Park Avenue
                               New York, NY 10166
                                 (212) 878-8000
                            Facsimile (212) 878-8375

April 30, 1999

The Municipal Fund Accumulation Program, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Ladies and Gentlemen:

We have acted as counsel for The Municipal Fund Accumulation Program, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"). This opinion is being delivered to you in connection with the filing of a post-effective amendment (the "Post-Effective Amendment") to the Fund's registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (File Nos. 2-57442 and 811-2694), as amended (together with the "Post-Effective Amendment", the "Registration Statement").

We have examined and are familiar with the Articles of Incorporation of the Fund, the By-Laws of the Fund and such other documents as we have deemed relevant to the matters referred to in this opinion. As to matters in the following opinion governed by the laws of the State of Maryland, we have relied on an opinion of Brown & Wood L.L.P., special Maryland counsel to the Fund.

Based upon the foregoing, in our opinion, the Shares have been duly authorized for issuance by the Company, and upon issuance and delivery as described in the Registration Statement, the Shares will be validly issued, fully paid and non-assessable.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

/s/ Rogers & Wells LLP